SECOND AMENDMENT TO THE
               AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

                  SECOND AMENDMENT dated as of April 29, 2001 (this "Amendment") with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement as set forth herein, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement (as amended by this Amendment) and the following terms shall have the following meanings:

                   "Additional Advance Fee": shall have the meaning set forth in
Section 6.2(c)

                   "Amendment Fee": shall have the meaning set forth in Section 6.2(b).

                   "Arranger's Fee": shall have the meaning set forth in Section 6.2(d).

                   "Closing Date": the first date on which the conditions precedent specified in Article IV of this Amendment shall have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof.

                   "Current-Pay Rate": a rate per annum determined in accordance with Sections 2.3 and 2.5 of the Credit Agreement.

                  "December Installment" : shall have the meaning set forth in
Section 6.2(b).

                   "Deferred Interest Spread": a rate per annum equal to 2.00%.

                   "Effective Date": shall be April 29, 2001 (except as otherwise specified herein).

                   "Financial Advisor": shall have the meaning set forth in
Section 3.1(g).

                   "Gondola Guarantee": shall have the meaning set forth in
Section 3.1(j)(ii).

                   "Investment Banker": shall have the meaning set forth in
Section 3.1(f).

                   "January Installment": shall have the meaning set forth in
Section 6.2(b).

                   "July Installment": shall have the meaning set forth in
Section 6.2(b).

                   "June Installment": shall have the meaning set forth in
Section 6.2(b).

                   "March Installment": shall have the meaning set forth in
Section 6.2(b).

                   "Real Estate Transaction": shall have the meaning set forth in Section 3.1(j)(i).

                   "Sale/Leaseback Transaction": shall have the meaning set forth in Section 3.1(j)(ii).

                   "Securities Issuance": shall have the meaning set forth in
Section 3.1(j)(iii).


                                   ARTICLE II
                                   AMENDMENTS

                  Section 2.1. Amendments to Section 1.1 (Definitions). (a)
Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definitions of EBITDA, Maximum Revolving Credit Amount, Swing Line Commitment and (ii) inserting the following definitions in their proper alphabetical order:

                   "Additional Revolving Credit Advances" shall mean Revolving Credit Advances in an aggregate amount not to exceed $7,200,000 the proceeds of which are used solely to pay interest due on July 15, 2001 under the Senior Subordinated Notes.

                  "Effective Date" shall have the meaning given such term in the Second Amendment.

                   "EBITDA" shall mean for the most recently completed four fiscal quarters, (a) net income or (loss) determined in accordance with generally accepted accounting principles without giving effect to extraordinary gains and losses from sales, exchanges and other dispositions of property not in the ordinary course of business, and non-recurring items and excluding from the calculation of net income all revenues from Unrestricted Subsidiaries except to the extent received by American Skiing or its Restricted Subsidiaries in cash as a loan repayment, dividend, redemption, stock repurchase or other distribution, plus, to the extent deducted in calculating net income, (b) the sum of, without duplication, (i) depreciation expense, (ii) amortization expense, (iii) interest expense plus the non-cash portion of interest expense on funded debt, (iv) income tax expense and (v) other non-cash items, less, to the extent included in calculating net income, (c) the sum of, without duplication, (i) non-recurring employee severance and stay-bonus expenses which are charged to operating expenses when and as charged, (ii) expenses related to the financial restructuring of the Borrowers which are charged to operating expenses when and as charged, including, (x) fees to legal and financial advisors and (y) amendment fees and other similar financing costs, and (iii) costs and expenses associated with the termination of the proposed merger with MeriStar, in an aggregate amount with respect to clause (c) not to exceed $11,000,000.

                   "Existing Revolving Credit Advances" shall mean all Revolving Credit Advances, other than the Additional Revolving Credit Advances.

                   "Maximum Revolving Credit Amount" shall mean as of any date of determination, the lesser of (a) the applicable amount set forth below (as each such amount may be reduced from time to time pursuant to the mandatory reduction requirements of Section 4.1(c)):

       Effective Date - July 1, 2001                                $72,000,000
       July 2, 2001 - August 1, 2001                                $87,000,000
       August 2, 2001 - December 29, 2001                           $100,000,000
       December 30, 2001 - January 26, 2002                         $87,000,000
       January 27, 2002 - February 23, 2002                         $67,000,000
       February 24, 2002 - March 30, 2002                           $47,000,000
       March 31, 2002 - April 28, 2002                              $22,000,000
       April 29, 2002 - June 2, 2002                                $52,000,000
       June 3, 2002 - June 30, 2002                                 $67,000,000
       July 1, 2002 - July 28, 2002                                 $77,000,000;

or (b) the amount to which the Maximum Revolving Credit Amount may have been reduced pursuant to Section 2.12; provided that if the obligations of the Lenders to make further Loans is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0. Notwithstanding anything to the contrary set forth above, (x) in the event that the Borrowers consummate the Optional Prepayment, the Maximum Revolving Credit Amount after such consummation shall at no time exceed $50,000,000 and (y) in the event the Borrowers fail to consummate the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to Maximum Revolving Credit Amounts for all periods beginning August 1, 2002 through the Revolving Credit Termination Date. In the event the parties fail to agree on such Maximum Revolving Credit Amounts on or before August 1, 2002, the Maximum Revolving Credit Amount shall be deemed to be $0 as of August 1, 2002.

                   "Optional Prepayment" shall mean the prepayment of at least $90,000,000 of net proceeds, on or before December 24, 2001, from the proceeds of (i) an issuance or sale of equity securities or junior debt securities or instruments or (ii) a single asset sale (or a series of related asset sales), in each case, on terms and conditions satisfactory to the Agent and the Lenders.

                   "Prepayment Period": the period beginning on the Closing Date and ending on the date of consummation of the Optional Prepayment.

                   "Second Amendment" shall mean the Second Amendment, dated as of April 29, 2001, to the Amended, Restated and Consolidated Credit Agreement, dated as of October 12, 1999.

                   "Swing Line Commitment" shall mean $3,000,000.

                   (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting at the end of each of the definitions of "Consolidated Senior Secured Debt" and "Consolidated Total Debt" the following:

          "On any date of determination, the outstanding principal amount of the Revolving Credit Advances shall be equal to the average daily Revolving Credit Advances outstanding during the preceding 12-month period.".

                  Section 2.2. Amendment to Section 2.1 (The Revolving Credit).
Section 2.1(b) of the Credit Agreement is hereby amended by deleting the second proviso thereof and inserting in lieu thereof the following:

          "and provided, further, that during each fiscal year of the Borrowers, there shall be a period of thirty (30) consecutive days, which for fiscal year 2002 shall include April 28, 2002, during which the sum of
          (i) the outstanding principal amount of all Revolving Credit Advances and (ii) Letter of Credit Exposure shall not exceed $20,000,000; provided, however, in the event that the Borrowers consummate the Optional Prepayment, the outstanding principal amount of Revolving Credit Advances during such period shall not be greater than $0 and Letter of Credit Exposure during such period shall not exceed $5,000,000".

                  Section 2.3 Amendment to Section 2.3 (Interest on Revolving Credit Advances). (a) Section 2.3 is hereby amended by (i) deleting the word "quarterly" and inserting in lieu thereof the word "monthly" and (ii) deleting the phrase "following the end of each fiscal quarter".

     (b) Section 2.3 is hereby further amended by inserting at the end thereof the following sentence:

          "Notwithstanding anything to the contrary contained in this Section
          2.3 or elsewhere in this Agreement, (i) the Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Additional Revolving Credit Advances from time to time outstanding at a per annum rate equal to 12.0% and (ii) until such time as the Borrowers shall have consummated the Optional Prepayment, the Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Revolving Credit Advances from time to time outstanding at the following rates:
          (a) during the period from the Effective Date through December 31, 2001, the Base Rate plus 3.00%, (b) during the period from January 1, 2002 through April 30, 2002, the Base Rate plus 3.75%, and (c) thereafter, the Base Rate plus 4.25%.".

                  Section 2.4 Amendments to Section 2.5 (Interest on Term Loans). (a) Section 2.5 is hereby amended by (i) deleting the word "quarterly" and inserting in lieu thereof the word "monthly" and (ii) deleting the phrase "following the end of each fiscal quarter".

                   (b) Section 2.5 is hereby further amended by inserting at the end thereof the following sentence:

          "Notwithstanding anything to the contrary contained in this Section
          2.5 or elsewhere in this Agreement, until such time as the Borrowers shall have consummated the Optional Prepayment, the Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Term Loans at the following rates: (a) during the period from the Effective Date through December 31, 2001, the Base Rate plus 3.00%, (b) during the period from January 1, 2002 through April 30, 2002, the Base Rate plus 3.75%, and (c) thereafter, the Base Rate plus 4.25%.".

                  Section 2.5. Amendments to Section 2.16 (Letters of Credit).
Section 2.16 of the Credit Agreement is hereby amended by deleting the reference to "$10,000,000" and inserting in lieu thereof a reference to "$5,000,000".

                   Section 2.6. Amendment to Section 4.1 (Mandatory Repayments and Prepayments). (a) Section 4.1(c)(v) of the Credit Agreement is hereby amended by deleting the last sentence thereof.

                  (b) Section 4.1 of the Credit Agreement is hereby amended by inserting new Sections 4.1(d) and (e) at the end thereof as follows:

         " (d) Notwithstanding anything to the contrary contained in this
         Section 4.1 or elsewhere in this Agreement, (i) (A) $50,000,000 in proceeds from the Optional Prepayment shall be applied pro rata to prepay the outstanding Additional Revolving Credit Advances in full, and next, pro rata to reduce the Existing Revolving Credit Advances, and (B) all remaining proceeds from the Optional Prepayment shall be applied pro rata to the Term Loan, in inverse order of maturity and
         (ii) to the extent unrelated to the Optional Prepayment, the proceeds of any sale or disposition of the assets of the Steamboat Subsidiaries shall be applied first, pro rata to the outstanding Additional Revolving Credit Advances, and thereafter, according to the priority set forth in Section 4.1(c)(v).

                  (e) Except as set forth in Section 4.1(d), mandatory repayments and prepayments to the Revolving Credit Advances pursuant to this Section 4.1 shall be applied first, to the Existing Revolving Credit Advances and, second, to the Additional Revolving Credit Advances.".

                   Section 2.7. Amendment to Section 4.2 (Voluntary Prepayments). Section 4.2 of the Credit Agreement is hereby amended by inserting a new Section 4.2(d) at the end thereof as follows:

         " (d) Notwithstanding anything to the contrary contained in this
         Section 4.2 or elsewhere in this Agreement, the Borrowers may not voluntarily prepay the Additional Revolving Credit Advances.".

                  Section 2.8. Amendment to Section 7.1 (Ratio of Consolidated Total Debt to Consolidated EBITDA). Section 7.1 is hereby amended by deleting the chart in said section and inserting in lieu thereof the following:

         "                 Fiscal Quarter            Ratio

                           2001 Quarter 4            7.00:1.00
                           2002 Quarter 1            7.00:1.00
                           2002 Quarter 2            6.75:1.00
                           2002 Quarter 3            6.00:1.00
                           2002 Quarter 4            5.75:1.00
                           2003 Quarter 1            5.50:1.00
                           2003 Quarter 2            5.00:1.00
                           2003 Quarter 3            4.50:1.00
                           2003 Quarter 4            4.80:1.00
                           2004 Quarter 1            4.50:1.00
                           2004 Quarter 2            4.50:1.00
                           2004 Quarter 3
                           and Thereafter            4.00:1.00;

         provided, however, in the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to amend the covenant levels for all quarterly periods beginning Q1 2003. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.".

                  Section 2.9. Amendment to Section 7.2 (Ratio of Consolidated Adjusted Cash Flow to Consolidated Debt Service). Section 7.2 is hereby amended by deleting the chart in said section and inserting in lieu thereof the following:

         "                 Fiscal Quarter            Ratio

                           2001 Quarter 4            .80:1.00
                           2002 Quarter 1            .85:1.00
                           2002 Quarter 2            .85:1.00
                           2002 Quarter 3            1.00:1.00
                           2002 Quarter 4            1.00:1.00
                           2003 Quarter 1            1.00:1.00
                           2003 Quarter 2            1.00:1.00
                           2003 Quarter 3            1.20:1.00
                           2003 Quarter 4            1.25:1.00
                           2004 Quarter 1            1.25:1.00
                           2004 Quarter 2            1.25:1.00
                           2004 Quarter 3
                           and Thereafter            1.50:1.00;

         provided, however, in the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to amend the covenant levels for all quarterly periods beginning Q1 2003. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.".

                  Section 2.10. Amendment to Section 7.3 (Ratio of Consolidated EBITDA to Consolidated Interest Expense). Section 7.3 is hereby amended by deleting the chart in said section and inserting in lieu thereof the following:

         "                 Fiscal Quarter            Ratio

                           2001 Quarter 4            1.35:1.00
                           2002 Quarter 1            1.45:1.00
                           2002 Quarter 2            1.70:1.00
                           2002 Quarter 3            1.75:1.00
                           2002 Quarter 4            1.80:1.00
                           2003 Quarter 1            1.90:1.00
                           2003 Quarter 2            1.90:1.00
                           2003 Quarter 3            2.00:1.00
                           2003 Quarter 4            2.00:1.00
                           2004 Quarter 1            2.00:1.00
                           2004 Quarter 2
                           and Thereafter            2.25:1.00;

         provided, however, in the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to amend the covenant levels for all quarterly periods beginning Q1 2003. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.".

                  Section 2.11. Amendment to Section 7.4 (Minimum Consolidated Net Worth). Section 7.5 hereby amending by deleting the text thereof in its entirety and inserting in lieu thereof the following:

         "In the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before

         August 1, 2002, agree in writing to minimum Consolidated Net Worth levels for all subsequent periods. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.".

                  Section 2.12. Amendment to Section 7.5 (Minimum Consolidated EBITDA). Section 7.5 is hereby amended by deleting the chart in said section and inserting in lieu thereof the following:

         "                 Fiscal Quarter            Amount

                           2001 Quarter 4            $(20,000,000)
                           2002 Quarter 1            $(18,500,000)
                           2002 Quarter 2            $18,000,000
                           2002 Quarter 3            $50,000,000
                           2002 Quarter 4            $(14,000,000)
                           2003 Quarter 1            $(14,000,000)
                           2003 Quarter 2            $19,000,000
                           2003 Quarter 3            $50,000,000
                           2003 Quarter 4            $(13,000,000)
                           2004 Quarter 1            $(13,000,000)
                           2004 Quarter 2            $20,000,000
                           2004 Quarter 3            $50,000,000;

         provided, however, in the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to amend the covenant levels for all quarterly periods beginning Q1 2003. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.".

                  Section 2.13. Amendment to Section 7.6 (Consolidated Senior Debt to Consolidated EBITDA). Section 7.6 is hereby amended by deleting the chart in said section and inserting in lieu thereof the following:

         "                 Fiscal Quarter            Ratio

                           2001 Quarter 4            3.25:1.00
                           2002 Quarter 1            3.25:1.00
                           2002 Quarter 2            2.50:1.00
                           2002 Quarter 3            2.25:1.00
                           2002 Quarter 4            2.00:1.00
                           2003 Quarter 1            2.00:1.00
                           2003 Quarter 2            1.20:1.00
                           2003 Quarter 3            1.20:1.00
                           2003 Quarter 4            1.20:1.00
                           2004 Quarter 1            1.20:1.00
                           2004 Quarter 2            1.20:1.00
                           2004 Quarter 3
                           and Thereafter            1.20:1.00;

         provided, however, in the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to amend the covenant levels for all quarterly periods beginning Q1 2003. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.".

                  Section 2.14. Amendment to Section 8.15 (Interest Rate Protection). Section 8.15 of the Credit Agreement is hereby amended (effective as of November 1, 2000) by deleting said section in its entirety and inserting in lieu thereof the following:

         "Section 8.15   [Intentionally Deleted].".

                   Section 2.15. Amendment to Section 9.7 (Capital Expenditures). Section 9.7 of the Credit Agreement is hereby amended by inserting a new Section 9.7(e) at the end thereof as follows:

         "(e) Notwithstanding anything to the contrary contained in this Section
         9.7 or elsewhere in this Credit Agreement, for each fiscal year beginning fiscal year 2001, American Skiing and its Restricted Subsidiaries may make Capital Expenditures of not more than $13,800,000; provided, however, in the event that the Borrowers shall have consummated the Optional Prepayment, American Skiing and its Restricted Subsidiaries may make additional Capital Expenditures in connection with the completion of the second phase of the construction of the gondola ski lift at the Heavenly Valley Ski Resort in an aggregate amount not to exceed $30,000,000 ".

                  Section 2.16. Amendments to Schedule 2 (Pricing Schedule).
Schedule 2 to the Credit Agreement is hereby amended by deleting said Schedule in its entirety and inserting in lieu thereof the Schedule 2 attached hereto as Exhibit A.

                                   ARTICLE III
                                   AGREEMENTS

                  Section 3.1. Agreements. (a) Notice of Borrowing. Notwithstanding anything to the contrary in the Credit Agreement, each Notice of Borrowing shall be made directly to the attention of Daniel D. Butler (Fleet National Bank, 111 Westminster Street Providence, Rhode Island 02903; Fax:
401-278-6004) with a copy to Audrey Reder (Fleet National Bank, 111 Westminster Street Providence, Rhode Island 02903; Fax: 401-278-6005) and shall be accompanied by a certificate of the Borrowers signed on their behalf by the Borrowers' Chief Executive Officer or Chief Financial Officer stating that, as of the date of the Borrowing, the Borrowers are in compliance with the terms of the Credit Agreement and this Amendment.

                  (b) Deferred Interest Spread. Notwithstanding anything to the contrary in the Credit Agreement, interest shall accrue (effective on May 1, 2001) at the Deferred Interest Spread. The Deferred Interest Spread that has accrued as of August 1, 2002 shall be payable on such date; provided, however, that if the Borrowers shall consummate the Optional Prepayment, the Deferred Interest Spread that has accrued through the date of the Optional Prepayment, shall be waived, and, as of the date of the Optional Prepayment, the Deferred Interest Spread shall cease to accrue. In the event the Borrowers fail to consummate the Optional Prepayment, the Deferred Interest Spread shall be paid in cash, monthly in arrears.

                  (c) Additional Capital. In the event that the Borrowers shall have not consummated the Optional Prepayment, the Borrowers shall, on or before December 31, 2001, raise not less than $7,200,000 through the issuance or sale of equity securities or junior debt securities or instruments upon terms and conditions satisfactory to the Agent and the Required Lenders.

                  (d) Covenant Restrictions. (i) The Borrowers hereby agree that, during the Prepayment Period, notwithstanding the provisions of Section
9.1 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, Indebtedness permitted pursuant to Section 9.1(f) of the Credit

Agreement, except the following: (A) Capitalized Lease Obligations and Indebtedness to purchase tangible assets (which Indebtedness may be secured by the assets so purchased) in an aggregate amount not to exceed $15,000,000, and
(B) other unsecured Indebtedness in an amount not to exceed $15,000,000.

                   (ii) The Borrowers hereby agree that, during the Prepayment Period, notwithstanding the provisions of Section 9.3 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, Investments permitted pursuant to Section 9.3(h) of the Credit Agreement, except in connection with the Real Estate Transaction.

                   (iii) The Borrowers hereby agree that, during the Prepayment Period, notwithstanding the provisions of Section 9.4 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, any Permitted Acquisitions.

                   (iv) The Borrowers hereby agree that, during the Prepayment Period, notwithstanding the provisions of Section 9.6 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, any Distribution or any other payment on account of the purchase, acquisition, redemption or other retirement of any shares of stock, except in connection with the Securities Issuance.

                   (v) The Borrowers hereby agree that, during the Prepayment Period, notwithstanding the provisions of Section 9.8 of the Credit Agreement, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, any Permitted Disposition, except the following:
(A) American Skiing's transfer of ownership in Community Water Company to Summit Water Company and (B) sales or dispositions for fair market value in aggregate amount not in excess of $1,000,000; provided, however, that individual sales or dispositions (or a series of individual sales or dispositions) in excess of $100,000 shall require the consent of the Agent.

                  (e) Certain Payments. Except for the paid-in-kind dividends on the Series B Preferred Stock, the Series C-1 Preferred Stock of American Skiing and the Series C-2 Preferred Stock of American Skiing, the payment of dividends and other distributions contemplated in connection with the Securities Issuance, and any payments in respect of interest on the Senior Subordinated Notes, the Borrowers hereby agree that, during the Prepayment Period, neither the Borrowers nor any Restricted Subsidiary shall make any payment to Oak Hill Capital Partners, L.P., Oak Hill Securities Fund, L.P., or any affiliate thereof on account of any management fees or any other amounts (other than the reimbursement of reasonable out-of-pocket costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, for which the Borrowers are liable in respect thereof) owing to Oak Hill Capital Partners, L.P., Oak Hill Securities Fund, L.P. or any such affiliate; provided that all such amounts not paid as aforesaid shall be deemed to accrue.

                  (f) Investment Banker. The Borrowers shall continue to retain during the Prepayment Period Credit Suisse First Boston, or another nationally-recognized investment banker reasonably acceptable to the Agent and the Lenders (the "Investment Banker"). The Investment Banker shall be retained for the purpose of formulating alternative business strategies on behalf of the Borrowers. The Investment Banker shall (i) furnish the Borrowers with monthly written reports on the status of asset disposition on the last Friday of each month (which will then be forwarded by the Borrowers to the Lenders promptly upon the completion of their review) and (ii) provide weekly verbal reports on the status of asset disposition in conjunction with a regularly scheduled conference call among the Agent, the Lenders and the Borrowers.

                  (g) Financial Advisor. The Borrowers shall continue to retain during the Prepayment Period Ernst & Young, or another nationally-recognized financial advisor reasonably acceptable to the Agent and the Lenders (the "Financial Advisor"). The scope of the Financial Advisor's retention shall, from to time, be reasonably acceptable to the Agent and the Lenders.

                  (h) Agent's Advisors. The Borrowers hereby agree that, in the event the Agent or its counsel determines to retain a financial advisor and/or an investment banker, the Borrowers shall cooperate in all respects with any such financial advisor or investment banker and shall pay or reimburse the Agent for all reasonable fees and out-of-pocket expenses incurred in connection therewith.

                  (i) Reporting. The Borrowers hereby agree to provide during the Prepayment Period, as promptly as possible but no later than Thursday of each week, an income statement which shall detail revenues and expenses for the prior week, in form and substance satisfactory to the Agent.

                  (j) Consents. (i) Notwithstanding anything to the contrary set forth in the Credit Agreement (including, without limitation, Sections 9.5 and 9.13 thereof), the Agent and the Lenders hereby consent to the purchase by one or more of the Borrowers of up to $12,500,000 in real property and improvements from American Skiing Company Resort Properties, Inc., and/or one of its subsidiaries; provided, however, (x) that the Borrowers shall provide to the Agent an appraisal or appraisals, in form and substance reasonably satisfactory to the Agent, appraising all such real property and improvements at not less than $12,500,000 in the aggregate and (y) that such purchase may only be made with proceeds of the debt issuance referenced in clause (iii) hereof, and provided further, that all such real property and improvements purchased hereunder shall immediately be made subject to mortgages, deeds of trust and security agreements, as applicable, in favor of the Agent and the Lenders and in form and substance reasonably acceptable to the Agent and the Lenders (the "Real Estate Transaction").

                   (ii) Notwithstanding anything to the contrary set forth in the Credit Agreement (including, without limitation, Sections 9.5 and 9.11), the Agent and the Lenders hereby consent to the sale/leaseback by Heavenly Valley, Limited Partnership, of the assets constituting the Gondola at Heavenly, in a capital lease transaction of up to $14,000,000 (the "Sale/Leaseback Transaction"), and the Agent and the Lenders further consent to the guaranty of such capital lease transaction by an Affiliate of the Borrowers (the "Gondola Guarantee"); provided, however, the Sale/Leaseback Transaction and the Gondola

Guarantee and underlying documentation shall be in form and substance satisfactory to the Agent. Notwithstanding anything to the contrary set forth in the Credit Agreement, the proceeds from the Sale/Leaseback Transaction shall be applied to the prepayment of Revolving Credit Advances; provided, however, such prepayments shall not constitute a permanent reduction of the aggregate Maximum Revolving Credit Amount.

                   (iii) Notwithstanding anything to the contrary set forth in the Credit Agreement (including, without limitation, Sections 9.1, 9.5, 9.16 and
9.18 thereof), the Agent and the Lenders hereby consent to (A) the issuance of up to $12,500,000 of Junior Convertible Subordinated Debt (the "Junior Subdebt") by American Ski and the accrual of interest thereon by accretion in an aggregate amount, together with such Junior Subdebt, of up to $25,000,000, all of which Junior Subdebt shall be subordinate to the Senior Subordinated Notes and the conversion of the Junior Subdebt into shares of Series D Preferred Stock of American Skiing, (B) (i) the issuance of up to $185,000,000, in the aggregate, of Series C-1 Preferred Stock of American Skiing and C-2 Preferred Stock of American Skiing, the accretion of dividends thereon, and the conversion of the Series C-1 Preferred Stock of American Skiing into shares of Common Stock, and, if necessary, Series D Preferred Stock, of American Skiing, (ii) the issuance of Series D Preferred Stock of American Skiing in an amount to convert all of the Junior Subdebt into Series D Preferred Stock of American Skiing, and (iii) the issuance of up to 5,000,000 shares of common stock in connection with the Junior Subdebt issuance and the issuance of additional shares of Common Stock of American Skiing in an amount to convert all of the Series D Preferred Stock of American Skiing into Common Stock of American Skiing, and (C) the contractual amendment of the terms of the Series B Preferred Stock only in a manner pursuant to which the holders of such Series B Preferred Stock waive certain of their rights thereunder (collectively, the "Securities Issuance"); provided, however, the Securities Issuance and underlying documentation shall be in form and substance satisfactory to the Agent. Notwithstanding anything to the contrary set forth in the Credit Agreement, any proceeds from such Securities Issuance shall not be required to be applied as a mandatory prepayment of the Loans.

                   (k) Cash Management. The Borrowers' cash management systems shall be, from time to time, satisfactory to the Agent. As of the Closing Date, the Borrowers' cash management systems are satisfactory to the Agent.

                  Section 3.2. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrowers contained in this Article III shall be deemed to be, and shall be, agreements under the Credit Agreement. Any breach on the part of the Borrowers of any agreement contained in this Article III shall constitute an Event of Default.

                                   ARTICLE IV
                                  CLOSING DATE

                  Section 4.1 Closing Date. This Amendment shall become effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Amendment, duly executed and delivered by the Borrowers, the Agent and the Lenders, (b) those portions of the Amendment Fee and the Additional Advance Fee due on the Closing Date, (c) payment of the Arranger's Fee, (d) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals as of May 1, 2001 and as set forth on the Schedule of Fees attached hereto, and (e) all documents requested by the Agent in respect of the Collateral (as defined in the Security Agreements); provided, however, that this Amendment shall terminate and cease being effective (x) as of August 15, 2001, if the consummation of the Real Estate Transaction has not occurred on or prior to such date and (y) as of October 15, 2001, if the consummation of either (i) the Sale/Leaseback Transaction or (ii) the Gondola Guarantee has not occurred on or prior to such date.

                                    ARTICLE V
                                 INTERPRETATION

                  Section 5.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 5.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  Section 6.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date.

                  Section 6.2. Payment of Fees and Expenses. (a) The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent. In furtherance of the provisions of this Section 6.2 and Section 14.5 of the Credit Agreement, the Borrowers hereby agree that the Agent shall be entitled, upon one Business Day's written notice to the Borrowers, to debit any operating account of any Borrower to collect costs and expenses to which the Agent is entitled pursuant to this Section 6.2 and Section 14.5 of the Credit Agreement. Any such written notice shall identify the operating account to be debited.

                  (b) The Borrowers shall pay to the Agent, for the account of each Lender on a pro rata basis, an amendment fee (the "Amendment Fee") payable (and subject to being waived) as follows: (i) $500,000 on the Closing Date, (ii) $1,500,000 on the earlier of the date of the Optional Prepayment or December 27, 2001 (the "December Installment"), (iii) $1,500,000 on January 2, 2002 (the "January Installment"), (iv) $500,000 on March 24, 2002 (the "March Installment"), (v) $500,000 on June 24, 2002 (the "June Installment"), and (vi) $1,500,000 on July 31, 2002 (the "July Installment"); provided, however, that if the Borrowers shall at any time before December 27, 2001 consummate the Optional Prepayment, the January, March, June and July Installments of the Amendment Fee shall be waived in their entirety. The aggregate amount of the Amendment Fee shall be deemed to be earned on the Closing Date.

                  (c) The Borrowers shall pay to the Agent, for the account of each Lender that chooses to participate in the Additional Revolving Credit Advance, on a pro rata basis, a fee (the "Additional Advance Fee") which shall be payable as follows: (i) $175,000 on the Closing Date and (ii) (a) in the event the Borrowers consummate the Optional Prepayment, $75,000 on the date of such prepayment or (b) in the event the Borrowers fail to consummate the Optional Prepayment, $250,000 on December 27, 2001; provided, however, in the event that the proceeds of the Sale/Leaseback Transaction is less than $14,000,000, then, in addition to all amounts paid pursuant to clauses (i) and
(ii) above, the Borrower shall pay (x) $75,000 on October 15, 2001 and (y) (a) in the event the Borrowers consummate the Optional Prepayment, $25,000 on the date of such prepayment or (b) in the event the Borrowers fail to consummate the Optional Prepayment, $100,000 on December 27, 2001. The aggregate amount of the Additional Advance Fee shall be deemed to be earned on the Closing Date.

                   (d) The Borrowers shall pay to the Agent, for its own account, on the first Business Day of each month, an agency fee in the amount of $10,000. This monthly payment shall be in lieu of the annual agency fee otherwise due under the Credit Agreement. In addition, the Borrowers shall pay to the Agent, for its own account, an arranger's fee in an amount equal to $25,000, payable on the Closing Date (the "Arranger's Fee").

                   Section 6.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 6.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  Section 6.5. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default.

                  Section 6.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Closing Date, (i) the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) the Borrowers are liable to the Lenders in respect of Loans in the aggregate principal amount of $129,024,851.

                  Section 6.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Amendment or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section
6.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                           AMERICAN SKIING COMPANY


                                           By: /s/ Mark J. Miller
                                               Title:


                                           SUNDAY RIVER SKIWAY CORPORATION


                                           By:/s/ Mark J. Miller
                                                Title:


                                           SUNDAY RIVER LTD.


                                            By:/s/ Mark J. Miller
                                               Title:


                                           PERFECT TURN, INC.


                                          By:/s/ Mark J. Miller
                                             Title:


                                          SUNDAY RIVER TRANSPORTATION INC.


                                          By:/s/ Mark J. Miller
                                             Title:


                                          L.B.O. HOLDING, INC.


                                          By:/s/ Mark J. Miller
                                              Title:


                                          SUGARBUSH RESORT HOLDINGS, INC.


                                          By:/s/ Mark J. Miller
                                             Title

                                         SUGARBUSH LEASING COMPANY


                                          By:/s/ Mark J. Miller
                                             Title:


                                         SUGARBUSH RESTAURANTS, INC.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         MOUNTAIN WASTEWATER TREATMENT, INC.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         S-K-I, LTD.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         KILLINGTON, LTD.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         MOUNT SNOW LTD.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         PICO SKI AREA MANAGEMENT COMPANY


                                         By:/s/ Mark J. Miller
                                            Title:

                                         RESORT SOFTWARE SERVICES, INC.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         KILLINGTON RESTAURANTS, INC.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         DOVER RESTAURANTS, INC.


                                         By:/s/ Mark J. Miller
                                            Title:


                                         SUGARLOAF MOUNTAIN CORPORATION


                                         By:/s/ Mark J. Miller
                                            Title:


                                         MOUNTAINSIDE


                                         By:/s/ Mark J. Miller
                                            Title:


                                         ASC UTAH


                                         By:/s/ Mark J. Miller
                                            Title:


                                         STEAMBOAT SKI & RESORT CORPORATION


                                         By:/s/ Mark J. Miller
                                            Title:

                                         HEAVENLY  SKI & RESORT CORPORATION


                                         By:/s/ Mark J. Miller
                                            Title:


                                         HEAVENLY CORPORATION


                                         By:/s/ Mark J. Miller
                                            Title:


                                         HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                         By:  Heavenly Corporation, its general
                                               partner


                                          By:/s/ Mark J. Miller
                                             Title:

                                      FLEET NATIONAL BANK (successor in interest
                                        to BankBoston, N.A.), as Agent


                                        By: /s/ Daniel Butler
                                           Title: Vice President


                                      FLEET NATIONAL BANK (successor in interest
                                        to BankBoston, N.A.), as a Lender


                                      By:/s/ Daniel Butler
                                         Title: Vice President


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                       a Lender


                                      By: illegible
                                         Title: Vice President


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      successor by merger to First Security
                                      Bank, N.A., as a Lender


                                      By: illegible
                                         Title: Vice President




                                      U.S. BANK NATIONAL ASSOCIATION,
                                       as a Lender


                                       By: illegible
                                          Title:  Vice President

                                      THE HOWARD BANK, N.A., as a Lender


                                      By: illegible
                                          Title:  Vice President


                                      BLACK DIAMOND CLO 1998-1 LTD., as a Lender


                                      By: David Egglishaw
                                         Title: Director


                                      BLACK DIAMOND CLO 2000-1 LTD., as a Lender


                                      By: David Egglishaw
                                         Title:  Director


                                      BLACK DIAMOND INTERNATIONAL FUNDING, LTD.,
                                        as a Lender


                                      By: David Egglishaw
                                         Title: Director



                                      By:___________________________________
                                         Title:

                                      MERRILL LYNCH PRIME RATE PORTFOLIO,
                                         as a Lender

                                       By:  Merrill Lynch Asset
                                            Management, L.P., as Investment
                                            Advisor


                                      By: /s/ Michael Brown
                                         Title: Authorized Signatory


                                      DEBT STRATEGIES FUND, INC., as a Lender


                                      By: /s/ Michael Brown
                                         Title: Authorized Signatory


                                      CAPTIVA II FINANCE LTD., as a Lender



                                      By: /s/ David Egglishaw
                                         Title:


                                      KZH-PAMCO LLC, as a Lender



                                      By: /s/ Susan Lee
                                         Title: Authorized Agent



                                      KZH HIGHLAND-2 LLC, as a Lender



                                      By: /s/ Susan Lee
                                          Title: Authorized Agent

                                      PAM CAPITAL FUNDING L.P., as a Lender

                                      By:  Highland Capital Management,
                                      L.P., as Collateral Manager


                                      By: /s/ Todd Travers
                                         Title: Senior Portfolio Manager


                                      PAMCO CAYMAN, LTD., as a Lender

                                      By:  Highland Capital Management,
                                      L.P., as Collateral Manager


                                      By: /s/ Todd Travers
                                         Title: Senior Portfolio Manager


                                      VAN KAMPEN PRIME RATE INCOME TRUST, as a
                                      Lender

                                      By:  Van Kampen Investment
                                           Advisory Corp.


                                      By:/s/ Darvin D. Pierce
                                         Title: Principal

                                      GLENEAGLES TRADING LLC, as a Lender


                                      By: Ann E. Morris
                                         Title: Assit. Vice President


                                       SRV-HIGHLAND, INC., as a Lender


                                       By:/s/ Ann E. Morris
                                          Title: Assistant Vice President

                                          LONG LANE MASTER TRUST IV, as a Lender



                                          By: /s/ illegible
                                             Title: Managing Director

                                SCHEDULE OF FEES


                                 TO BE PROVIDED

                                    EXHIBIT A



                                   SCHEDULE 2

                                Pricing Schedule


                  The LIBOR Rate Margin, the Base Rate Margin and the Commitment Fee for any day are the respective percentages set forth below in the applicable column in the row corresponding to the ratio of Consolidated Total Debt to Consolidated EBITDA that exists on such day as set forth below:


                                                              Revolving Credit Advances
                                                                  and Term Loans

                       Consolidated
                        Total Debt/                            Base Rate     LIBOR Rate
                       Consolidated         Commitment Fee      Margin         Margin
                          EBITDA
                  6.00x<7.00x                   0.500%           2.25%         3.75%
                  5.50x<6.00x                   0.500%           2.00%         3.50%
                  5.00x<5.50x                   0.500%           1.75%         3.25%
                  4.50x<5.00x                   0.500%           1.25%         2.75%
                  4.00x<4.50x                   0.375%           1.25%         2.50%
                  3.50x<4.00x                   0.375%           1.25%         2.50%
                  <3.50x                        0.375%           1.25%         2.50%


                  The ratio of Consolidated Total Debt to Consolidated EBITDA shall be determined on a date selected by the Agent within 10 days of the Agent's receipt of the unaudited financial statements and the Compliance Certificate for each fiscal quarter then ended and within 10 days of the Agent's receipt of the audited financial statements and Compliance Certificate for each fiscal year end and shall be equal to the ratio of Consolidated Total Debt to Consolidated EBITDA in effect as of the end of such previous fiscal quarter or year as reflected in the audited financial statements and the Compliance Certificate for such period.